UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2011

General Motors Financial Company, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 31, 2011, AmeriCredit Financial Services, Inc. (“AmeriCredit”), a wholly-owned subsidiary of General Motors Financial Company, Inc., entered into certain transaction documents with each lender party thereto, Deutsche Bank AG, New York Branch, as an administrative agent for the lenders and JPMorgan Chase Bank, N.A., as an administrative agent for the lenders, to establish the GMF Leasing Warehouse Trust revolving warehouse credit facility (“GMF Leasing Warehouse”) under which AmeriCredit may borrow up to $600 million backed by the 2011-A Exchange Note, which is secured by certain automobile lease agreements and the related lease vehicles of ACAR Leasing Ltd. (the “Titling Trust”), a subsidiary of AmeriCredit, that meet certain eligibility requirements. The Titling Trust issued the 2011-A Exchange Note to AmeriCredit which has transferred the 2011-A Exchange Note to a special purpose subsidiary, which in turn pledged such exchange note as collateral to secure borrowings under the facility. The commitment termination date for GMF Leasing Warehouse is January 30, 2012. This description of the GMF Leasing Warehouse transaction documents is a summary and does not purport to be complete, and is qualified in its entirety by reference to the copy of the transaction documents attached as Exhibits 99.1 - 99.3 to this Form 8-K, which is incorporated herein by reference.

Affiliates of Deutsche Bank AG, New York Branch and JPMorgan Chase Bank, N.A. have also performed investment banking and advisory services for AmeriCredit from time to time to which they have received customary fees and expenses.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired

None.

(b)	Pro-forma Financial Information

None.

(c)	Exhibits

The following exhibits are filed herewith:

Exhibit

99.1	2011-A Servicing Supplement, dated as of January 31, 2011, among ACAR Leasing Ltd., AmeriCredit Financial Services, Inc., as Servicer, APGO Trust, as Settlor, and Wells Fargo Bank, National Association, as Backup Servicer, Collateral Agent and Indenture Trustee

99.2	Indenture, dated as of January 31, 2011, by and between GMF Leasing Warehouse Trust, as Issuer, Wells Fargo Bank, National Association, as Indenture Trustee, AmeriCredit Financial Services, Inc., as Servicer, Deutsche Bank AG, New York Branch, as an Indenture Administrative Agent, and JPMorgan Chase Bank, N.A., as an Indenture Administrative Agent

99.3	Note Purchase Agreement, dated as of January 31, 2011, among GMF Leasing Warehouse Trust, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, GMF Leasing LLC, as Seller, the Purchasers Parties thereto, Deutsche Bank AG, New York Branch, as an Administrative Agent, JPMorgan Chase Bank, N.A., as an Administrative Agent, the Agents Parties thereto and Wells Fargo Bank, National Association, as Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: February 4, 2011	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	2011-A Servicing Supplement, dated as of January 31, 2011, among ACAR Leasing Ltd., AmeriCredit Financial Services, Inc., as Servicer, APGO Trust, as Settlor, and Wells Fargo Bank, National Association, as Backup Servicer, Collateral Agent and Indenture Trustee

99.2	Indenture, dated as of January 31, 2011, by and between GMF Leasing Warehouse Trust, as Issuer, Wells Fargo Bank, National Association, as Indenture Trustee, AmeriCredit Financial Services, Inc., as Servicer, Deutsche Bank AG, New York Branch, as an Indenture Administrative Agent, and JPMorgan Chase Bank, N.A., as an Indenture Administrative Agent

99.3	Note Purchase Agreement, dated as of January 31, 2011, among GMF Leasing Warehouse Trust, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, GMF Leasing LLC, as Seller, the Purchasers Parties thereto, Deutsche Bank AG, New York Branch, as an Administrative Agent, JPMorgan Chase Bank, N.A., as an Administrative Agent, the Agents Parties thereto and Wells Fargo Bank, National Association, as Trustee